                                                                   Exhibit 10.1



                          SEVENTH AMENDMENT AGREEMENT


         This Seventh Amendment Agreement, dated as of September 19, 2002 (this "Agreement"), is among WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), WESTPOINT STEVENS (UK) LIMITED, WESTPOINT STEVENS (EUROPE) LIMITED, each of the Banks signatories hereto, each of the Subsidiary Guarantors signatories hereto, and BANK OF AMERICA, N.A., as Administrative Agent (the "Agent").

                                   RECITALS:

         A. Pursuant to that certain Second Amended and Restated Credit Agreement, dated as of June 9, 1998, among the Borrower, WestPoint Stevens (UK) Limited and WestPoint Stevens (Europe) Limited (collectively, the "Foreign Borrowers"), the lending and financial institutions party thereto from time to time (the "Banks"), and the Agent (the "Original Credit Agreement"), the Banks agreed to make revolving loan and letter of credit facilities available to the Borrower and the Foreign Borrowers.

         B. The Original Credit Agreement has been amended by (i) that certain Amendment Agreement, dated as of July 31, 1998; (ii) that certain Second Amendment Agreement, dated as of May 20, 1999; (iii) that certain Third Amendment Agreement, dated as of May 30, 2000; (iv) that certain Fourth Amendment Agreement, dated as of December 31, 2000; (v) that certain Fifth Amendment Agreement, dated as of March 26, 2001; (vi) that certain Amendment Agreement, dated as of June 29, 2001 (which also amended terms of the Second Amended and Restated Collateral Trust Agreement); and (vii) by separate letter agreements dated June, 30, 1998, October 7, 1998, March 16, 1999, August 31, 1999, and November 15, 1999 (as amended, the "Existing Credit Agreement").

         C. The Borrower and the Foreign Borrowers have requested that the Required Banks agree to make certain additional amendments to the Existing Credit Agreement.

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:


                                     PART I
                                  DEFINITIONS

         SUBPART 1.1.      Certain Definitions.  Unless otherwise defined herein
or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Effective Date" shall mean the date upon which each of the conditions set forth in Part 3 have been satisfied.

         SUBPART 1.2.      Other Definitions.  Unless otherwise defined herein
or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                    PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part
II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SUBPART 2.1.      Addition of New Definitions in Section 1.1. Section
1.1 of the Existing Credit Agreement is amended by adding each of the following definitions in the appropriate alphabetical order:

                  "2002 Restructuring Charges" means the following non-recurring charges, more specifically described in the 2002 Restructuring Plan, in the aggregate amount not in excess of $36,500,000 ($23,360,000 after tax), incurred, accrued or reserved by the Borrower or its Consolidated Subsidiaries during fiscal years 2002 through 2004 in connection with the closing and consolidation of certain facilities: (i) direct inventory write-offs and/or related increases in inventory reserves; (ii) write-offs of fixed assets and non-capitalized relocation charges; (iii) write-offs of intangibles related to impaired assets; and (iv) without duplication, relocation, severance, unabsorbed overhead, and other related costs. The allocation and amounts of the general categories of such charges shall be consistent with the allocation and amounts of such categories detailed in the 2002 Restructuring Plan as disclosed to the Agent and the Banks; provided, however, that the Borrower shall have the discretion to re-allocate amounts among sub-categories of the various restructuring charges described in the 2002 Restructuring Plan to accurately reflect the actual charges incurred by the Consolidated Parties.

                  "2002 Restructuring Plan" means that certain restructuring plan, dated September 9, 2002, presented by the Borrower to the Agent and the Banks, outlining certain changes in the operations of the Consolidated Parties.

         SUBPART 2.2.     Amendment of Definition of Applicable Percentage.
Section 1.1 of the Existing Credit Agreement is amended by modifying the definition of "Applicable Percentage" to read in its entirety as follows:

                  "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Eurocurrency Loan, the applicable rate of the Standby Letter of Credit Fee for any day for purposes of Section 3.5(c)(i) or the applicable rate of the Trade Letter of Credit Fee for any day for purposes of Section 3.5(c)(ii), an amount equal to 4.50%.

         SUBPART 2.3.      Amendment of Definition of "Base Rate". Section 1.1
of the Existing Credit Agreement is amended by modifying the definition of "Base Rate" to read in its entirety as follows:

                  "Base Rate" means, for any day, the rate per annum equal to the Prime Rate for such day plus two and three-quarter percent (2.75%). Any change in the Base Rate due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate.


         SUBPART 2.4.      Amendment Of Definition of "Consolidated Net Income".
Section 1.1 of the Existing Credit Agreement is amended by modifying the definition of "Consolidated Net Income" and "Consolidated Net Loss" to read in its entirety as follows:

                  "Consolidated Net Income" and "Consolidated Net Loss" mean, respectively, for any period, the aggregate net income (or net loss) of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP. There shall be excluded in computing Consolidated Net Income and Consolidated Net Loss, to the extent otherwise included therein, (i) any gain or loss which is treated as an extraordinary item under GAAP and any gain or loss from the sale of any asset other than a sale in the ordinary course of business, (ii) the income or loss of any Person (other than a Consolidated Subsidiary of the Borrower) in which any other Person (other than the Borrower or any of its Consolidated Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Consolidated Subsidiaries by such Person during such period, (iii) the income or loss of any Person accrued prior to the date it becomes a Consolidated Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Consolidated Subsidiaries or that Person's assets are acquired by the Borrower or any of its Consolidated Subsidiaries, (iv) the income of any Consolidated Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Subsidiary (the only such restrictions as of the date hereof being those imposed by the corporate law of any such Subsidiary's state of incorporation), (v) the amortization of Excess Reorganization Value during such period as determined in accordance with GAAP, (vi) the 2000 Restructuring Charges, and (vii) the 2002 Restructuring Charges (it being understood and agreed that any reserves created by the Consolidated Parties in respect of the 2002 Restructuring Charges which are not ultimately utilized as such may not be reallocated to any other category of reserve or other items of income and loss, and any portion of such reserves in respect of the 2002 Restructuring Charges which are reversed shall also be excluded from Consolidated Net Income).

         SUBPART 2.5.      Amendment of Section 2.1(a). Section 2.1(a) of the
Existing Credit Agreement is amended by (1) replacing the reference to "October 31, 2002" in Section 2.1(a)(ii)
with the date "September 19, 2002", and (2) replacing the reference to "November 1, 2002" in Section 2.1(a)(iii) with the date "September 20, 2002".

         SUBPART 2.6.      Amendment of Section 2.4(a). Section 2.4(a) of the
Existing Credit Agreement is amended by deleting the phrase "FIFTY MILLION DOLLARS ($50,000,000)" and replacing it with the phrase "SEVENTY-FIVE MILLION DOLLARS ($75,000,000)". Section 2.4(a) of the Existing Credit Agreement is further amended by adding the following sentence at the end of Section 2.4(a):

                  Any request by the Borrower for the issuance of a new trade Letter of Credit which, if granted, would cause the aggregate Dollar Amount of the LOC Obligations to exceed $50,000,000, shall be accompanied by a certificate of an executive officer of the Borrower stating that such new trade Letter of Credit is being requested directly in connection with the acquisition by a Consolidated Party of inventory or raw materials from suppliers or production sources in the ordinary course of its business. The foregoing shall not limit the Borrower from requesting the issuance, renewal, or extension of a standby Letter of Credit so long as such issuance, renewal or extension would not cause the aggregate Dollar Amount of the LOC Obligations to exceed the LOC Committed Amount.


         SUBPART 2.7.     Amendment of Section 7.11(c). Section 7.11(c) of the
Existing Credit Agreement is amended to read in its entirety as follows:

                  (c) Interest Coverage Ratio. Have at the end of each fiscal quarter ending on or about each date set forth below, an Interest Coverage Ratio which is not less than the corresponding ratio indicated (it being understood and agreed that, for purposes of calculating the Interest Coverage Ratio for the fiscal quarters ending December 31, 2002, March 31, 2003, and June 30, 2003, the Consolidated EBITDA for the fiscal quarter ending September 30, 2002 shall be deemed to be $52,196,000, notwithstanding the fact that the actual Consolidated EBITDA for such fiscal quarter could be a different amount):

              -----------------------------------------------------------------
                       DATE                                      RATIO
              -----------------------------------------------------------------
              September 30, 2002                              1.62 to 1.00
              -----------------------------------------------------------------
              December 31, 2002                               1.59 to 1.00
              -----------------------------------------------------------------
              March 31, 2003                                  1.51 to 1.00
              -----------------------------------------------------------------
              June 30, 2003                                   1.43 to 1.00
              -----------------------------------------------------------------
              September 30, 2003                              1.50 to 1.00
              -----------------------------------------------------------------
              December 31, 2003                               1.55 to 1.00
              -----------------------------------------------------------------
              March 31, 2004 and each quarter                 2.00 to 1.00
              ending thereafter
              -----------------------------------------------------------------

              -----------------------------------------------------------------



         SUBPART 2.8.     Amendment of Section 7.11(d). Section 7.11(d) of the
Existing Credit Agreement is amended to read in its entirety as follows:

         (d) Balance Sheet Debt to Consolidated EBITDA Ratio. Have at the end of each fiscal quarter ending on or about each date set forth below, a ratio of Balance Sheet Debt on such date to Consolidated EBITDA for the four
(4) fiscal quarters ending on such date of not more than the indicated amounts (it being understood and agreed that, for purposes of calculating such ratio for the fiscal quarters ending December 31, 2002, March 31, 2003, and June 30, 2003, the Consolidated EBITDA for the fiscal quarter ending September 30, 2002 shall be deemed to be $52,196,000, notwithstanding the fact that the actual Consolidated EBITDA for such fiscal quarter could be a different amount):

                 --------------------------------------------------------------
                               DATE                           RATIO
                 --------------------------------------------------------------
                 --------------------------------------------------------------

                 --------------------------------------------------------------
                 September 30, 2002                 7.73 to 1.00
                 --------------------------------------------------------------
                 December 31, 2002                  7.47 to 1.00
                 --------------------------------------------------------------
                 March 31, 2003                     7.82 to 1.00
                 --------------------------------------------------------------
                 June 30, 2003                      8.45  to 1.00
                 --------------------------------------------------------------
                 September 30, 2003                 7.69 to 1.00
                 --------------------------------------------------------------
                 December 31, 2003                  7.28 to 1.00
                 --------------------------------------------------------------
                 March 31, 2004 and each quarter    4.25 to 1.00
                 ending thereafter
                 --------------------------------------------------------------

                 --------------------------------------------------------------

         SUBPART 2.9.      Amendment of Section 7.11(e). Section 7.11(e) of the
Existing Credit Agreement is amended to read in its entirety as follows:

                  (e) Minimum Consolidated EBITDA. Have at the end of each fiscal quarter ending on or about each date set forth below, a Consolidated EBITDA for the indicated fiscal period ending on or about such date of not less than the indicated amount:

                  -----------------------------------------------------------------------------------------
                  DATE                          FISCAL PERIOD                              AMOUNT
                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------
                  September 30, 2002            One most recent fiscal quarter           $45,000,000
                  -----------------------------------------------------------------------------------------
                  December 31, 2002             One most recent fiscal quarter           $46,414,000
                  -----------------------------------------------------------------------------------------
                  March 31, 2003                Two most recent fiscal quarters          $97,554,000
                  -----------------------------------------------------------------------------------------
                  June 30, 2003                 Three most recent fiscal quarters       $149,381,000
                  -----------------------------------------------------------------------------------------
                  September 30, 2003            Four most recent fiscal quarters        $215,743,000
                  -----------------------------------------------------------------------------------------
                  December 31, 2003            Four most recent fiscal quarters         $221,481,000
                  -----------------------------------------------------------------------------------------

                  -----------------------------------------------------------------------------------------


                                    PART III
                          CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1.      Effective Date. The amendments made by this Agreement
shall be and become effective when (i) all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and (ii) the Required Banks, the Borrower, the Foreign Borrowers, and the Agent shall have duly executed counterparts of this Agreement and provided original copies thereof to the Agent.

                  SUBPART 3.1.1. Closing Certificate. The Agent shall have received a certificate from the Borrower and the Foreign Borrowers certifying that (i) after giving effect to this Agreement, no Default or Event of Default exists as of the Effective Date, and (ii) the representations and warranties of each Credit Party made in Subpart
         4.4 of this Agreement or in or pursuant to the Credit Documents are true in all material respects on and as of the Effective Date.

                  SUBPART 3.1.2. Guarantors Consent. Each of the Guarantors shall have executed the consent included in the signature pages of this Agreement (the "Consent"), and the Agent shall have received such Consent executed by each Guarantor.

                  SUBPART 3.1.3. Corporate Action. The Borrower shall deliver to the Agent certified copies of all corporate action taken by each Credit Party approving this Agreement, the Consent, and each of the documents executed and delivered in connection herewith or therewith (including, without limitation, a certificate setting forth the resolutions of the Board of Directors of each Credit Party adopted in respect of the transactions contemplated by this Agreement).

                  SUBPART 3.1.4. Legal Opinion. The Agent shall have received the legal opinion of Weil, Gotshal & Manges LLP, counsel to the Borrower, addressed to the Agent and the Banks, in form and content reasonably satisfactory to the Agent and its counsel.

                  SUBPART 3.1.5. Amendment Fee. An amendment fee shall be paid to those Banks executing and delivering this Agreement to the Agent prior to 1:00 p.m. (Eastern time) on September 19, 2002. Such fee shall be in the amount equal to 25 basis points (0.25%) of each Bank's adjusted Revolving Commitment Percentage on September 20, 2002 after giving effect to this Agreement.


                                    PART IV
                                 MISCELLANEOUS

         SUBPART 4.1.      Cross-References. References in this Agreement to any
Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Agreement.

         SUBPART 4.2.      Instrument Pursuant to Existing Credit Agreement.
This Agreement is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 4.3.      Credit Documents. Each of the Borrower and the
Foreign Borrowers hereby confirms and agrees that the Credit Documents are, and shall continue to be, in full force and effect, except as amended hereby, except that, on and after the Effective Date, references in each Credit Document to (a) the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 4.4.      Representations and Warranties. Each of the Credit
Parties hereby represents and warrants that (i) it has the requisite corporate power and authority to execute, deliver and perform this Agreement, (ii) it is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (iii) this Agreement has been duly executed and delivered by such Credit Party, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, (iv) it has no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of its obligations thereunder, (v) the representations and warranties contained in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date or those which relate to specific schedules, the changes to which do not represent a Material Adverse Effect),
(vi) no event of default under any other agreement, document or instrument to which it is a party will occur as a result of the transactions contemplated hereby, and (vii) as of the date of, and giving effect to, this Agreement, no Event of Default or Defaults exists.

         SUBPART 4.5.      Costs and Expenses. The Borrower hereby agrees to pay
on demand all costs and expenses (including without limitation the reasonable fees and expenses of counsel to the Agent) incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Agreement and the enforcement or preservation of any rights and remedies of the Banks and the Agent hereunder.

         SUBPART 4.6.      Counterparts, Effectiveness, Etc. This Agreement may
be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 4.7.      Captions. The captions in this Agreement are inserted
only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or any provision hereof.

         SUBPART 4.8.      Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 4.9.      Successors and Assigns. This Agreement shall be
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.



               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

THE BORROWER:                           WESTPOINT STEVENS INC.,
                                        a Delaware corporation

                                       By:   /s/ Lester D. Sears
                                             -----------------------------------
                                       Name:   Lester D. Sears
                                             -----------------------------------
                                       Title:  Senior Vice President-Finance and
                                             ---------------------------------
                                                   Chief Financial Officer

THE FOREIGN BORROWERS:                 WESTPOINT STEVENS (UK) LIMITED

                                       By:   /s/ Lester D. Sears
                                             -----------------------------------
                                       Name:   Lester D. Sears
                                             ----------------------------------
                                       Title:  Director
                                             -----------------------------------


                                       WESTPOINT STEVENS (EUROPE)
                                       LIMITED

                                       By:  /s/ Lester D. Sears
                                            -----------------------------------
                                       Name:  Lester D. Sears
                                            -----------------------------------
                                       Title: Director
                                             ----------------------------------


THE BANKS:                             BANK OF AMERICA, N.A.,
                                       individually in its capacity as a
                                       Bank and in its capacity as
                                       Agent

                                       By: /s/ DeWitt S. King III
                                          -------------------------------------
                                       Name: DeWitt S. King III
                                            -----------------------------------
                                       Title: Managing Director
                                             ----------------------------------


                                       BANC OF AMERICA SECURITIES, LLC,
                                       as Agent for Bank of America, N.A.

                                       By: /s/ Adam S. Martin
                                          -------------------------------------
                                       Name: Adam S. Martin
                                            -----------------------------------
                                       Title: Principal
                                             ----------------------------------

                             [Signatures Continued]

                                       THE BANK OF NEW YORK

                                       By: /s/ Edward F. Ryan Jr.
                                          --------------------------------------
                                       Name: Edward F. Ryan Jr.
                                            ------------------------------------
                                       Title: Senior Vice President
                                             -----------------------------------


                                       SCOTIABANC INC.

                                       By: /s/ William E. Zarrett
                                          --------------------------------------
                                       Name: William E. Zarrett
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------


                                       WACHOVIA BANK, NATIONAL
                                       ASSOCIATION

                                       By: /s/ Colleen McCullum
                                          --------------------------------------
                                       Name: Colleen McCullum
                                            ------------------------------------
                                       Title: Director
                                             -----------------------------------


                                       SUNTRUST BANK

                                       By: /s/ J. Christopher Deisley
                                          --------------------------------------
                                       Name: J. Christopher Deisley
                                            ------------------------------------
                                       Title: Managing Director
                                             -----------------------------------


                                       ABN AMRO BANK, N.V.

                                       By: /s/ Steven C. Wimpenny
                                          --------------------------------------
                                       Name: Steven C. Wimpenny
                                            ------------------------------------
                                       Title: Group Senior Vice President
                                             -----------------------------------

                                       By: /s/ Parker H. Douglas
                                          --------------------------------------
                                       Name: Parker H. Douglas
                                            ------------------------------------
                                       Title: Group Vice President
                                             -----------------------------------

                             [Signatures Continued]

                                       AMSOUTH BANK

                                       By:  /s/ William R. Hoog
                                          --------------------------------------
                                       Name:  William R. Hoog
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       BARCLAYS BANK PLC

                                       By:  /s/ James Algar
                                          --------------------------------------
                                       Name:  James Algar
                                            ------------------------------------
                                       Title:  Associate Director
                                             -----------------------------------


                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A.,
                                       "Rabobank Nederland", New York Branch

                                       By:  /s/ Edward J. Peyser
                                          --------------------------------------
                                       Name:  Edward J. Peyser
                                            ------------------------------------
                                       Title:  Managing Director
                                             -----------------------------------


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       AG CAPITAL FUNDING PARTNERS LP

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       BEAR STEARNS & CO. INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                             [Signatures Continued]

                                       CANPARTNERS INVESTMENTS IV LLC


                                       By: /s/ Mitchell R. Julie
                                          --------------------------------------
                                       Name: Mitchell R. Julie
                                            ------------------------------------
                                       Title: Authorized Member
                                             -----------------------------------


                                       DK ACQUISITION PARTNERS

                                       By: /s/ Michael J. Leffell
                                          --------------------------------------
                                       Name: Michael J. Leffell
                                            ------------------------------------
                                       Title: General Partner
                                             -----------------------------------


                                       GENERAL ELECTRIC CAPITAL CORP.

                                       By: /s/ Karen Wold
                                          --------------------------------------
                                       Name: Karen Wold
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       HCM/Z SPECIAL OPPORTUNITIES LLC

                                       By: /s/ Daniel B. Zwirn
                                          --------------------------------------
                                       Name: Daniel B. Zwirn
                                            ------------------------------------
                                       Title: Portfolio Manager
                                             -----------------------------------


                                       LONGACRE MASTER FUND LTD.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       OAK HILL SECURITIES FUND II LP

                                       By: /s/ Scott D. Krase
                                          --------------------------------------
                                       Name: Scott D. Krase
                                            ------------------------------------
                                       Title: Vice President
                                             -----------------------------------


                             [Signatures Continued]

                                       OAK HILL SECURITIES FUND LP


                                       By:  /s/ Scott D. Krase
                                          --------------------------------------
                                       Name:  Scott Krase
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------


                                       SATELLITE SENIOR INCOME FUND II LLC

                                       By:  /s/Gabe Nechamkin
                                            -----------------------------------
                                       Name:  Gabe Nechamkin
                                             ----------------------------------
                                       Title:     Principal
                                             ----------------------------------


                                       SATELLITE SENIOR INCOME FUND LLC

                                       By:  /s/Gabe Nechamkin
                                           ------------------------------------
                                       Name:  Gabe Nechamkin
                                              ---------------------------------
                                       Title:     Principal
                                              ---------------------------------


                                       SILVER OAK CAPITAL LLC

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                              CONSENT TO AGREEMENT

         Each of the undersigned Subsidiary Guarantors, as a party to one or more of the Credit Documents, hereby acknowledges the execution and delivery of the Seventh Amendment Agreement, dated as of September 19, 2002, hereby joins as a party thereto and confirms and agrees that each Credit Document to which it is a party is, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder. This Consent may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same instrument.


                                    WESTPOINT STEVENS INC. I
                                    f/k/a West Point-Pepperell Enterprises, Inc.

                                    By:  /s/ Richard F. Klumpp
                                        ---------------------------------------
                                    Name:        Richard F. Klumpp
                                          -------------------------------------
                                    Title: Vice President & Assistant Treasurer
                                          -------------------------------------

                                    J. P. STEVENS & CO., INC.

                                    By:  /s/ Thomas M. Lane
                                        ---------------------------------------
                                    Name:      Thomas M. Lane
                                          -------------------------------------
                                    Title: Vice President & Treasurer
                                          -------------------------------------

                                           J. P. STEVENS ENTERPRISES, INC.

                                    By:  /s/ Richard F. Klumpp
                                        ---------------------------------------
                                    Name:        Richard F. Klumpp
                                          -------------------------------------
                                    Title: Vice President & Assistant Treasurer
                                          -------------------------------------

                                           WESTPOINT STEVENS STORES INC.

                                    By:  /s/ Thomas M. Lane
                                        ---------------------------------------
                                    Name:      Thomas M. Lane
                                         --------------------------------------
                                    Title: Vice President & Treasurer
                                          -------------------------------------

                                    LIEBHARDT INC.

                                    By:  /s/ Thomas M. Lane
                                        ---------------------------------------
                                    Name:      Thomas M. Lane
                                         --------------------------------------
                                    Title: Vice President & Treasurer
                                          -------------------------------------